                                                                  Exhibit 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NN, Inc. (the "Company") on Form
10-Q/A for the interim period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, hereby certifies pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 30, 2004                                       /s/ Roderick R. Baty
                                                              --------------------
                                                              Roderick R. Baty
                                                              Chairman, President and Chief
                                                              Executive Officer

[A signed original of this written statement required by Section 906 has been provided to NN, Inc. and will be retained by NN, Inc. and furnished to the
Securities and Exchange Commission or it's staff upon request.]